EXHIBIT 99.1
News Release


                                  FOR ADDITIONAL INFORMATION:
                                  Media Relations:       Investor Relations:
                                  Jim Vitak              Daragh Porter
                                  (614) 790-3715         (859) 815-3825
                                  jevitak@ashland.com    dlporter@ashland.com

                                  FOR IMMEDIATE RELEASE:
                                  June 1, 2005

ASHLAND INC. ANNOUNCES CASH TENDER OFFERS AND CONSENT SOLICITATIONS FOR $1,149,130,000 OF ITS NOTES AND DEBENTURES

COVINGTON, Ky.- Ashland Inc. (NYSE: ASH) ("Ashland") announced today that it is commencing tender offers to purchase for cash any and all the following outstanding Notes (having the CUSIP Nos. specified in the table below): 6.625% Senior Notes, 8.80% Debentures, 9.35% Series B Medium-Term Notes, 9.20% Series D Medium-Term Notes, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Notes"). The above Notes and Debentures have maturities ranging from 2005 to 2025.
         Ashland is making the tender offers and consent solicitations in connection with a series of transactions that, among other things, effect the transfer of its interest in Marathon Ashland Petroleum LLC ("MAP"), its maleic anhydride business and 60 Valvoline Instant Oil Change ("VIOC") centers in Michigan and northwest Ohio to a wholly owned subsidiary of Marathon Oil Corporation ("Marathon"). In the course of these transactions Ashland will merge with and into one of its subsidiaries, which will then merge into a successor company, as more fully described in the Offer to Purchase and Consent Solicitation Statement (such series of transactions are referred to collectively as the "Proposed Transaction").
         In conjunction with the tender offers, Ashland is also soliciting consents from holders of each series of Notes to eliminate or modify substantially all of the restrictive covenants, certain events of default and certain additional covenants and rights in the Notes and the Indenture related to each series of Notes (the "Proposed Amendments"). Holders cannot tender their Notes without delivering their consent and cannot deliver a consent without tendering their Notes. It is expected that the Proposed Amendments with respect to a series of Notes will, if approved, become effective prior to consummation of the Proposed Transaction, subject to prior or subsequent acceptance of tenders pursuant to the applicable tender offer.
                                  - MORE -

ASHLAND INC. ANNOUNCES CASH TENDER OFFERS AND CONSENT SOLICITATIONS FOR $1,149,130,000 OF ITS NOTES AND DEBENTURES - 2

         The tender offers and consent solicitations are being made upon the terms and subject to the conditions in an Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent dated June 1, 2005. Each of the tender offers will expire at 5:00 p.m., New York time, on June 29, 2005, unless extended at the sole discretion of Ashland (such date and time, as it may be extended, the "Expiration Date"). Holders of the Notes must tender their Notes and deliver their consent to the Proposed Amendments at or prior to 5:00 p.m., New York time, on June 15, 2005, unless extended by Ashland (such date and time, as it may be extended, the "Consent Payment Deadline") in order to receive the Total Purchase Price (defined below), which includes the Consent Payment (defined below). Notes tendered may not be withdrawn, and consents given may not be revoked, unless the applicable tender offer is terminated without any Notes being purchased.
         The "Total Purchase Price" Ashland will pay for each $1,000 principal amount of Notes validly tendered prior to the applicable Consent Payment Deadline and accepted by Ashland for payment will be the "fixed spread price" for such Notes calculated in accordance with standard market practice as described in the Offer to Purchase and Consent Solicitation Statement, representing a present value calculation of future payment obligations in respect of such Notes after the Settlement Date (defined below), using a discount rate equal to the sum of: (i) the yield to maturity (the "reference yield") on the applicable U.S. Treasury Security (the "reference security") listed on the table below for such Notes and as calculated by Credit Suisse First Boston LLC (the "Dealer Manager") in accordance with standard market practice, based on the bid-side price for such reference security, as indicated on the applicable Bloomberg Government Pricing Monitor screen listed on the table below for such reference security (or such other recognized quotation source selected by the Dealer Manager in its sole discretion if the Bloomberg Government Pricing Monitor is not available or is manifestly erroneous) as of 2:00 p.m., New York time, on the second business day before the applicable Expiration Date (such date the "price determination date"); plus (ii) the applicable fixed spread for such Notes listed on the table below (the "fixed spread price").
         With respect to each series of Notes, the applicable Total Purchase Price includes the applicable Consent Payment, equal to $20 for each $1,000 principal of those Notes validly tendered and accepted. Noteholders tendering Notes pursuant to the applicable tender offer will not receive the applicable Consent Payment unless their Notes are validly tendered at or prior to the applicable Consent Payment Deadline and such tender offer is subsequently consummated. If a noteholder validly tenders their Notes pursuant to the applicable tender offer after the applicable
                                  - MORE -

ASHLAND INC. ANNOUNCES CASH TENDER OFFERS AND CONSENT SOLICITATIONS FOR $1,149,130,000 OF ITS NOTES AND DEBENTURES - 3


Consent Payment Deadline, and the applicable tender offer is consummated, the noteholder will be paid only the Total Purchase Price less the Consent Payment (the "Purchase Price") even if the Proposed Amendments are adopted. In order for the tender offer and consent solicitation for a series to be effective, registered holders of not less than 66?% in aggregate principal amount of the Notes of that series must tender their Notes and such Notes must not mature on or prior to the applicable Expiration Date. For these purposes, all of the Notes outstanding in a series are treated as part of a single series.
         As soon as practicable after 2:00 p.m., New York time, on the applicable price determination date, but in any event at or before 9:00 a.m., New York time, on the following business day, Ashland will publicly announce the reference yields and Total Purchase Prices for each series of Notes, and for the securities within each series, by press release to the Dow Jones New Service.
         Ashland will pay for Notes purchased promptly following the Expiration Date of the applicable tender offer (each such date, the "Settlement Date"). In addition, Ashland will pay accrued and unpaid interest on tendered and accepted Notes up to, but not including, the Settlement Date.
         Each tender offer and consent solicitation for a particular series of Notes is separate from each tender offer and consent solicitation for other series of Notes. Ashland reserves the right to extend, amend, waive the conditions to, or terminate each tender offer and consent solicitation.
         Ashland's obligation to accept, and pay for, Notes of a series validly tendered pursuant to a tender offer is conditioned upon the satisfaction or waiver of various conditions, including: (a) the receipt of valid consents to the Proposed Amendments from registered holders of not less than 66?% in aggregate principal amount of the Notes of such series;
(b) such series of Notes not having matured on or prior to the applicable Expiration Date; (c) consummation of the Proposed Transaction; and (d) satisfaction of general conditions.
         Cede & Co., the nominee of The Depositary Trust Company ("DTC"), is the registered holder of all the Notes subject to the tender offers. Beneficial holders wishing to tender their notes must instruct the participant in DTC through which they hold such Notes to tender such Notes on their behalf.
                                  - MORE -

ASHLAND INC. ANNOUNCES CASH TENDER OFFERS AND CONSENT SOLICITATIONS FOR $1,149,130,000 OF ITS NOTES AND DEBENTURES - 4

         Ashland has retained Credit Suisse First Boston LLC to serve as the Dealer Manager and Solicitation Agent for the tender offers and consent solicitations. Requests for documents may be directed to Georgeson Shareholder Communications Inc., the Information Agent, by telephone at
(888)  264-7028  (toll-free) or (212)  440-9800,  or in writing at 17 State
Street - 10th Floor, New York, New York 10004, Attention: Patrick McHugh. Questions regarding the tender offers or the consent solicitations may be directed to Credit Suisse First Boston LLC at (800) 820-1653 (toll-free) or
(212) 325-3784 (collect), or in writing at Eleven Madison Avenue, New York 10010, Attention: Liability Management Group.
         This news release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The tender offers and consent solicitations are being made only by the Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent dated June 1, 2005.

ABOUT ASHLAND INC.
     Ashland Inc. (NYSE: ASH) is a Fortune 500 transportation construction, chemicals and petroleum company providing products, services and customer solutions throughout the world. To learn more about Ashland Inc., visit www.ashland.com.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. The risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully realize the benefits anticipated from the MAP transaction; the possibility the transaction may not close including as a result of failure of Ashland to obtain the approval of its shareholders and other risks that are described from time to time in the Securities and Exchange Commission
(SEC) reports of Ashland, ATB Holdings Inc. and New EXM Inc. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

ADDITIONAL INFORMATION ABOUT THE MAP TRANSACTION
The registration statement containing the proxy statement/prospectus relating to the transaction was declared effective by the SEC on May 20, 2005. The definitive proxy statement/prospectus relating to the transaction was filed with the SEC on May 25, 2005 and was mailed on May 27, 2005 to shareholders of record as of May 12, 2005. Investors and security holders are urged to read those documents and any other relevant documents filed or that will be filed with the SEC as they become available, because they contain, or will contain, important information. Security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM may also be obtained for free in the SEC filings section on Ashland's Investor Relations website at www.ashland.com/investors, or by

                                  - MORE -

ASHLAND INC. ANNOUNCES CASH TENDER OFFERS AND CONSENT SOLICITATIONS FOR $1,149,130,000 OF ITS NOTES AND DEBENTURES - 5

directing a request to Ashland at 50 E. RiverCenter Blvd., Covington, KY 41012. The respective directors and executive officers of Ashland and other persons may be deemed to be participants in solicitation of proxies in respect of the proposed transaction. Information regarding Ashland's directors and executive officers is available in its proxy statement filed with the SEC by Ashland on December 14, 2004. Investors may obtain information regarding the interests of participants in the solicitation of proxies in connection with the transaction referenced in the foregoing information by reading the definitive proxy statement/prospectus.

ADDENDUM
                                             SECURITIES OF ASHLAND INC.


                                                    OUTSTANDING
                                                     PRINCIPAL      REFERENCE     BLOOMBERG    FIXED
    SERIES       TITLE OF SECURITIES     CUSIP        AMOUNT        SECURITY        SCREEN     SPREAD
--------------------------------------------------------------------------------------------------------------------

6.625% Senior    6.625% Senior        044204AC9    $150,000,000   3.375% U.S.    BBT5          56
Notes              Notes due                                      Treasury
                   February 15, 2008                              Note due
                                                                  February 15,
                                                                       2008

8.800%           8.800% Debentures    044540AH5    $250,000,000   4.125% U.S.    BBT6          58
Debentures         due November 15,                               Treasury
                   2012                                           Note due May
                                                                   15, 2015

Series B Notes   9.350% Medium-Term   04454CAJ5    $ 10,000,000   4.125% U.S.    BBT6          117
                   Notes due                                      Treasury
                   January 24, 2019                               Note due May
                                                                   15, 2015

Series D Notes   9.200% Medium-Term   04454CBF2    $  5,000,000   1.50% U.S.     BBT3          30
                   Notes due                                      Treasury
                   April 24, 2006                                 Note due
                                                                  March 31,
                                                                       2006

Series E Notes   Total  =                          $115,000,000

                 7.000% Medium-Term   04454CCX2    $  5,000,000   3.75% U.S.     BBT5          60
                   Notes due                                      Treasury
                   July 30, 2008                                  Note due May
                                                                   15, 2008

                 8.880% Medium-Term   04454CBU9    $ 15,000,000   5.0% U.S.      BBT6          70
                   Notes due                                      Treasury
                   December 27, 2011                              Note due
                                                                  August 15,
                                                                       2011

                 8.700% Medium-Term   04454CBV7    $  3,000,000   5.0% U.S.      BBT6          70
                   Notes due                                      Treasury
                   December 30, 2011                              Note due
                                                                  August 15,
                                                                       2011

                 8.620% Medium-Term   04454CBW5    $  3,000,000   5.0% U.S.      BBT6          70
                   Notes due                                      Treasury
                   January 16, 2012                               Note due
                                                                  August 15,
                                                                       2011

                 8.990% Medium-Term   04454CCH7    $  5,000,000   4.875% U.S.    BBT6          73
                   Notes due                                      Treasury
                   April 13, 2012                                 Note due
                                                                  February 15,
                                                                       2012

                 8.960% Medium-Term   04454CCJ3    $  3,000,000   4.875% U.S.    BBT6          73
                   Notes due April                                Treasury
                   25, 2012                                       Note due
                                                                  February 15,
                                                                       2012

                 8.250% Medium-Term   04454CCU8    $ 10,000,000   4.125% U.S.    BBT6          61
                   Notes due                                      Treasury
                   February 12, 2013                              Note due May
                                                                   15, 2015

                 9.080% Medium-Term   04454CCG9    $  5,000,000   4.125% U.S.    BBT6          62
                   Notes due                                      Treasury
                   March 31, 2013                                 Note due May
                                                                   15, 2015

                 7.720% Medium-Term   04454CCW4    $ 10,000,000   4.125% U.S.    BBT6          66
                   Notes due                                      Treasury
                   July 15, 2013                                  Note due May
                                                                   15, 2015

                 7.730% Medium-Term   04454CCV6    $ 15,000,000   4.125% U.S.    BBT6          66
                   Notes due                                      Treasury
                   July 15, 2013                                  Note due May
                                                                   15, 2015

                 7.650% Medium-Term   04454CCZ7    $ 15,000,000   4.125% U.S.    BBT6          66
                   Notes due                                      Treasury
                   August 5, 2013                                 Note due May
                                                                   15, 2015

                 7.750% Medium-Term   04454CCY0    $ 10,000,000   4.125% U.S.    BBT6          113
                   Notes due                                      Treasury
                   August 6, 2018                                 Note due May
                                                                   15, 2015

                 8.810% Medium-Term   04454CCM6    $ 10,000,000   5.375% U.S.    BBT8          104
                   Notes due                                      Treasury
                   June 3, 2022                                   Note due
                                                                  February 15,
                                                                       2031

                 8.780% Medium-Term   04454CCN4    $  3,000,000   5.375% U.S.    BBT8          104
                   Notes due                                      Treasury
                   June 10, 2022                                  Note due
                                                                  February 15,
                                                                       2031

                 7.150% Medium-Term   04454CDC7    $  3,000,000   5.375% U.S.    BBT8          112
                   Notes due                                      Treasury
                   September 20,                                  Note due
                   2023                                           February 15,
                                                                       2031

Series F Notes   Total =                           $ 86,500,000

                 7.900% Medium-Term   04454CDG8    $ 10,000,000   2.75% U.S.     BBT4          31
                   Notes due                                      Treasury
                   August 5, 2006                                 Note due
                                                                  July 31, 2006

                 7.790% Medium-Term   04454CDH6    $ 15,000,000   2.75% U.S.     BBT4          31
                   Notes due                                      Treasury
                   August 9, 2006                                 Note due
                                                                  July 31, 2006

                 8.430% Medium-Term   04454CDJ2    $ 10,000,000   6.5% U.S.      BBT4          33
                   Notes due                                      Treasury
                   October 18, 2006                               Note due
                                                                  October 15,
                                                                       2006

                 8.230% Medium-Term   04420QAF3    $ 10,000,000   3.625% U.S.    BBT4          37
                   Notes due                                      Treasury
                   February 26, 2007                              Note due
                                                                  April 30,
                                                                       2007

                 7.860% Medium-Term   04420QAJ5    $ 10,000,000   3.625% U.S.    BBT4          40
                   Notes due                                      Treasury
                   March 23, 2007                                 Note due
                                                                  April 30,
                                                                       2007

                 8.625% Medium-Term   04420QAC0    $ 10,000,000   4.125% U.S.    BBT6          85
                   Notes due                                      Treasury
                   February 10, 2015                              Note due May
                                                                   15, 2015

                 8.380% Medium-Term   04420QAK2    $ 16,500,000   4.125% U.S.    BBT6          87
                   Notes due                                      Treasury
                   April 1, 2015                                  Note due May
                                                                   15, 2015

                 8.630% Medium-Term   04420QAE6    $  5,000,000   5.375% U.S.    BBT8          121
                   Notes due                                      Treasury
                   February 21, 2025                              Note due
                                                                  February 15,
                                                                       2031

Series G Notes   Total =                           $154,000,000

                 7.100% Medium-Term   04420QAZ9    $  5,000,000   1.625% U.S.    BBT3          19
                   Notes due                                      Treasury
                   October 10, 2005                               Note due
                                                                  September
                                                                   30, 2005

                 7.220% Medium-Term   04420QAT3    $ 10,000,000   2.75% U.S.     BBT4          31
                   Notes due                                      Treasury
                   August 9, 2006                                 Note due
                                                                  July 31, 2006

                 7.400% Medium-Term   04420QAV8    $ 12,000,000   2.375% U.S.    BBT4          32
                   Notes due                                      Treasury
                   September 19,                                  Note due
                   2006                                           August 31,
                                                                       2006

                 7.280% Medium-Term   04420QAW6    $ 15,000,000   2.5% U.S.      BBT4          32
                   Notes due                                      Treasury
                   October 4, 2006                                Note due
                                                                  September
                                                                   30, 2006

                 7.250% Medium-Term   04420QAX4    $ 15,000,000   2.5% U.S.      BBT4          32
                   Notes due                                      Treasury
                   October 9, 2006                                Note due
                                                                  September
                                                                   30, 2006

                 7.160% Medium-Term   04420QAY2    $ 20,000,000   2.5% U.S.      BBT4          32
                   Notes due                                      Treasury
                   October 9, 2006                                Note due
                                                                  September
                                                                   30, 2006

                 6.990% Medium-Term   04420QBB1    $ 10,000,000   2.5% U.S.      BBT4          33
                   Notes due                                      Treasury
                   November 6, 2006                               Note due
                                                                  October 31,
                                                                       2006

                 6.900% Medium-Term   04420QBC9    $ 12,000,000   2.5% U.S.      BBT4          34
                   Notes due                                      Treasury
                   November 14, 2006                              Note due
                                                                  October 31,
                                                                       2006

                 7.710% Medium-Term   04420QAN6    $ 20,000,000   3.625% U.S.    BBT4          45
                   Notes due                                      Treasury
                   May 11, 2007                                   Note due
                                                                  April 30,
                                                                       2007

                 7.200% Medium-Term   04420QBA3    $ 10,000,000   3.25% U.S.     BBT5          55
                   Notes due                                      Treasury
                   October 15, 2007                               Note due
                                                                  August 15,
                                                                       2007

                 7.560% Medium-Term   04420QAS5    $ 10,000,000   4.125% U.S.    BBT6          98
                   Notes due August                               Treasury
                   9, 2016                                        Note due May
                                                                   15, 2015

                 7.780% Medium-Term   04420QAU0    $ 15,000,000   4.125% U.S.    BBT6          99
                   Notes due                                      Treasury
                   September 19,                                  Note due May
                   2016                                           15, 2015

Series H Notes   6.860% Medium-Term   04420QBD7    $150,000,000   3.875% U.S.    BBT5          58
                   Notes due May 1,                               Treasury
                   2009                                           Note due May
                                                                   15, 2010

Series J Notes   7.830% Medium-Term   04420QBJ4    $228,630,000   1.50% U.S.     BBT3          16
                   Notes due                                      Treasury
                   August 15, 2005                                Note due
                                                                  July 31, 2005


